Exhibit 99.6

                           impac systems GmbH Dresden

                    REPORT REGARDING THE PREPARATION OF THE

                             YEAR-END RESULTS AS OF
                               DECEMBER 31, 2001

                                                                           Page

                               TABLE OF CONTENTS

                        MANDATE AND MANDATE COMPLETION                       4

                                     REPORT

A.    GENERAL INFORMATION

      I.   Legal Basis                                                       5

           1.    Commercial Register and Incorporation                       5
           2.    Management and Representation                               5
           3.    Corporate Capital                                           5

      II.  Statements                                                        6

           1.    Bookkeeping and Documentation                               6
           2.    Year-End Results                                            6

      III. Certification                                                     7

                                     - II -


                                                                           Page

B.    EXPLANATIONS FOR THE BALANCE SHEET

      I.   Assets

           1.    Fixed Assets                                                8
           1.1.  Investment Properties                                       8
           2.    Current Assets                                              9
           2.1.  Inventory                                                   9
           2.2.  Accounts Receivable and Other Assets                        9
           2.3.  Cash-on-Hand, Bank Balances                                10
           3.    Deferrals and Year-End Adjustments                         10

      II.  Equity and Liabilities

           1.    Capital                                                    11
           1.1.  Subscribed Capital                                         11
           1.2.  Loss carry-forward                                         11
           1.3.  Profit/Loss                                                11
           2.    Special Reserve                                            11
           3.    Accruals                                                   12
           3.1.  Accrued Taxes                                              12
           3.2.  Other Accruals                                             12
           4.    Liabilities                                                13
           4.1.  Accounts Payable                                           13
           4.2.  Other Liabilities                                          13

C.    EXPLANATIONS FOR THE PROFIT AND LOSS STATEMENT                        14

                                  ATTACHMENTS

I     Balance Sheet for December 31, 2001

II    Profit and Loss Statement for the Period
      January 01 through December 31, 2001

III   Attachment for Year-End Results December 31, 2001

                         MANDATE AND MANDATE COMPLETION

The general manager, Dr. Christian Schiewe, of

                              "IMPAC SYSTEMS GMBH"

                  - henceforth referred to as "Corporation" -

appointed us to prepare the year-end results for the business year 2001 (attachments I through III) in accordance with the regulations for proper bookkeeping.

The general mandate requirements in the form of January 1, 2002 for autitors and auditing firms, supplemented in attachment IV were used for implementation of the mandate and in regards to responsibilities - also in relationship to third parties.

The compilation of the year-end results was conducted during the month of September and October at our office in Dresden. Reporting was prepared at the same location in Dresden.

Type, extent and result of our work is visible in the notes and work papers, to follow later on in the report.

Information and substantiations were provided by the general manager and authorized employees. The general manager confirmed the completeness of the bookkeeping and the year-end results through a written certification of completion, as usual in the profession.

Information was provided by Dr. Schiewe.

The year end close December 31, 2000 was prepared by us as well. We refer to our report dated October 26, 2001.

                                     REPORT

A.    GENERAL INFORMATION

I.    Legal Basis

1.    Commercial Register and Incorporation

The corporation was established by a notarized corporate resolution on May 30, 2000 and a supplement on August 4, 2000 and was entered into the commercial register of the local court of Dresden with HRB no. 18756 on August 16, 2000.

The corporate resulution dated May 30, 2000 and the supplement dated August 4, 2000 are valid and unchanged.

The corporate seat is in Dresden.

The business year equals the calender year.

2.    Managment and Representation

If there is only one appointed general manager, he is the sole representative of the corporation. If there are several appointed general managers, the corporation is either represented by two general managers or one general manager and one "Prokurist" (holder of a general commercial power of attorney).

Appointed general manager:

--------------------------------------------------------------------------------
                                                                    Entry in the
                                                                     Commercial
                                                                      Register
--------------------------------------------------------------------------------
Dr. Christian Schiewe                                                08.16.2000
================================================================================

3.    Corporate Capital

The corporation's capital amounts to EUR 50.000,00 and is entered in the commercial register for this amount.

The contributions were to be made in cash and were paid 100% as of the date of the balance sheet.

The corporate shares were held at the end of the reporting year as follows:

--------------------------------------------------------------------------------
                                                            EUR              %
--------------------------------------------------------------------------------
IMPAC Electronic GmbH                                    45,000.00          90,0
Herr Dr. Christian Schiewe                                5,000.00          10,0
--------------------------------------------------------------------------------
                                                         50,000.00         100,0
================================================================================

II.   Statements

1.    Bookkeeping and Documentation

Bookkeeping for the ended business year were kept within the Datev-system and according to the chart of accounts SKR 03.
Documents are kept in good order.

2.    Year-End Results

Beginning balances were established according to the December 31, 2000 Balance Sheet prepared by us. The books are in accordance with HGB regulations as well as the proper required and accepted accounting principles.

Year-end results were prepared in accordance with HGB regulations and the supplemental regulations of the GmbHG, as well as the shareholder agreement. Proper required and accepted accounting principles were adhered to.

The form was established according to regulations for small capital corporations. Valuation is within the BHG-regulations for capital corporations.

All relevant information is contained within the attachments.

III.  Certification

After completion of our mandate we make the following certification for the in attachment I, II and III visible year-end results of Impac Systems GmbH as of December 31, 2001:

           "The year-end close was prepared by us based on the bookkeeping records maintained by us, the documentation provided by the corporation, as well as received information. An audit of the documentation and positions of the year-end reports was not part of our mandate.

           Type, extent and result of our work is included in this Report.

Dresden, November 06, 2002


                                                    Schneider + Partner GmbH
                                                 Wirtschaftsprufungsgesellschaft
                                                   Steuerberatungsgesellschaft


                                                           Hannes Graf
                                                        Wirtschaftsprufer
                                                         Steuerberaterin

B.    EXPLANATIONS FOR THE BALANCE SHEET

I.    Assets

1.    Fixed Assets

1.1.  Property Investments

a)    Other Assets, Office Equipment

--------------------------------------------------------------------------------
                                                       12.31.2001     12.31.2000
                                                          EUR            EUR
--------------------------------------------------------------------------------
                                                         4.938,00       3.277,00
================================================================================

The development of other assets, as well as office equipment is stated within the attachments (Attachment III, Page 3).

Other assets and office equipment are valued at cost of purchase less straight-line or degressive depreciation on basis of useful live per tax law.

Acquisitions consist of the following:

--------------------------------------------------------------------------------
                                                                      12.31.2001
                                                                         EUR
--------------------------------------------------------------------------------

Office Equipment (Furniture)
Beamer Plus ANSI-Lumen                                                 2.811,59

Low-value Acquisitions
2 shelves with drawers                                                   551,19
--------------------------------------------------------------------------------
                                                                       3.362,78
================================================================================

2.    Current Assets

2.1.  Inventory

a)    Work in Progress

--------------------------------------------------------------------------------
                                                       12.31.2001     12.31.2000
                                                          EUR            EUR
--------------------------------------------------------------------------------
                                                         1.840,68       1.102,50
================================================================================

Work in Progress consists of to be invoiced engineering services.

Value is calculated on basis of accumulated engineering hours and actual expenses.

b)    Finished Goods

--------------------------------------------------------------------------------
                                                       12.31.2001     12.31.2000
                                                          EUR            EUR
--------------------------------------------------------------------------------
                                                         1.595,71       3.130,24
================================================================================

The inventory value was established through hand-written and signed original inventory counts.

The physical inventory count was taken as part of the end-of-period inventory. We did not observe the taking of the physical.

The goods were valued at cost of purchase or at lower established amounts.

2.2.  Receivable and other Assets

a)    Receivables from Sale of Goods and Services

--------------------------------------------------------------------------------
                                                       12.31.2001     12.31.2000
                                                          EUR            EUR
--------------------------------------------------------------------------------
                                                        16.660,16       7.039,33
================================================================================

Receivables with a run-time of up to one year amount to Euro 16,660.16 Receivables are documented through a detailed, individual listing. Valuation occurred at the stated amounts.

b)    Other Assets

--------------------------------------------------------------------------------
                                                          12.31.2001  12.31.2000
                                                              EUR        EUR
--------------------------------------------------------------------------------

Investment gains 2001                                        703,00        0,00
Deducted capital gains tax 2001                              389,18        0,00
Input tax, to be deducted in the following business year     143,36        0,00
Sales Tax December 2001                                    1.214,85        0,00
AOK insurance reimbursement                                    0,00    2.809,74
--------------------------------------------------------------------------------

                                                           2.450,39    2.809,74
================================================================================

Other assets were proven through appropriate documentation.
Valuation occured at stated amount.

2.3.  Cash-on-Hand, Bank Balance

--------------------------------------------------------------------------------
                                                          12.31.2001  12.31.2000
                                                              EUR        EUR
--------------------------------------------------------------------------------

Cash-on-Hand                                                   3,34         1,56
Stadtsparkasse                                             3.518,55    28.351,39
Entrium Direct Bankers                                    40.840,41         0,00
--------------------------------------------------------------------------------

                                                          44.362,30    28.352,95
================================================================================

The liquid amounts were properly proven through cash-on-hand transaction registers, bank statements as of closing date and bank account confirmations. Cash-on-Hand includes stamps and actual cash at nominal value.

3.    Prepaid Expenses

--------------------------------------------------------------------------------
                                                          12.31.2001  12.31.2000
                                                              EUR        EUR
--------------------------------------------------------------------------------

Special Lease Payment                                      6.611,53      0,00
Telekom (phone)                                               28,55      0,00
--------------------------------------------------------------------------------

                                                           6.640,08      0,00
================================================================================

II.   Equity and Liabilities

1.    Capital

1.1.  Signed Capital

--------------------------------------------------------------------------------
                                                       12.31.2001     12.31.2000
                                                          EUR             EUR
--------------------------------------------------------------------------------

                                                        50.000,00      50.000,00
================================================================================

Regarding shareholder contributions we defer to the sections "Legal Basis".

1.2.  Loss carry-forward

--------------------------------------------------------------------------------
                                                       12.31.2001     12.31.2000
                                                          EUR             EUR
--------------------------------------------------------------------------------

                                                      - 17.487,30           0,00
================================================================================

1.3.  Profit (Loss)

--------------------------------------------------------------------------------
                                                       12.31.2001     12.31.2000
                                                          EUR             EUR
--------------------------------------------------------------------------------

                                                        18.541,57    - 17.487,30
================================================================================

2.    Special Reserve

-------------------------------------------------------------------------------------------------
                                                                        12.31.2001     12.31.2000
                                                                           EUR             EUR
-------------------------------------------------------------------------------------------------
Depreciation Reserve on Future Investments according to ss. 7 g EStG     7.600,00         0,00
=================================================================================================

3.    Accrued Expenses

3.1.  Tax Accruals

--------------------------------------------------------------------------------
                                                       12.31.2001     12.31.2000
                                                          EUR             EUR
--------------------------------------------------------------------------------

                                                           1.662,59       929,81
================================================================================

Tax accruals developed as follows:

--------------------------------------------------------------------------------
                         Value        Used   Dissolved     Additions    Value
                       01.01.2001                                     12.31.2001
                          EUR         EUR       EUR          EUR         EUR
--------------------------------------------------------------------------------

                         929,81      929,81     0,00       1.662,59    1.662,59
--------------------------------------------------------------------------------

                         929,81      929,81     0,00       1.662,59    1.662,59
================================================================================

3.2.  Other Accruals

--------------------------------------------------------------------------------
                                                       12.31.2001     12.31.2000
                                                          EUR             EUR
--------------------------------------------------------------------------------

                                                          12.854,44     6.247,87
================================================================================

Other accruals developed as follows:

--------------------------------------------------------------------------------
                         Value         Used    Dissolved  Additions     Value
                       01.01.2001                                     12.31.2001
                          EUR          EUR        EUR        EUR         EUR
--------------------------------------------------------------------------------

Royalties                   0,00         0,00     0,00     4.612,00     4.612,00
Guarantees                  0,00         0,00     0,00     1.385,00     1.385,00
Vacation                4.247,87     4.247,87     0,00     4.857,44     4.857,44
Year-End Close          2.000,00     2.000,00     0,00     2.000,00     2.000,00
--------------------------------------------------------------------------------

                        6.247,87     6.247,87     0,00    12.854,44    12.854,44
================================================================================

4.    Liabilities

4.1.  Accounts Payable

--------------------------------------------------------------------------------
                                                       12.31.2001     12.31.2000
                                                          EUR             EUR
--------------------------------------------------------------------------------

                                                        1.171,52       2.305,58
================================================================================

Liabilites with a run-time of up to one year amount to Euro 1,171.52. Liabilities are proven through a payable schedule dated as of the date of the balance sheet.
The liabilites were valued at payment amounts.

4.2.  Other Liabilities

--------------------------------------------------------------------------------
                                                       12.31.2001     12.31.2000
                                                          EUR             EUR
--------------------------------------------------------------------------------

Taxes
Sales tax 2000                                              0,00       3.480,45
--------------------------------------------------------------------------------

                                                            0,00       3.480,45
--------------------------------------------------------------------------------

Other
Payroll income- and church tax                          2.285,76           0,00
Social security                                         1.706,22           0,00
IHK                                                         0,00         127,82
Administration BG                                         152,52         107,53
--------------------------------------------------------------------------------

                                                        4.144,50         235,35
--------------------------------------------------------------------------------

                                                        4.144,50       3.715,80
================================================================================

Other liabilities were proven through invoices and sales tax returns and were paid in full at the time of balance sheet preparation.

The liabilities were valued at the amount of payment.

C.    EXPLANATIONS FOR THE PROFIT AND LOSS STATMENT

1.    Sales

--------------------------------------------------------------------------------
                                                    01.01.2001 -    05.30.2000 -
                                                     12.31.2001      12.31.2000
                                                        EUR             EUR
--------------------------------------------------------------------------------

Sales 16 % Sales Tax                                 108.621,07      53.860,14
Tax free sales ss. 4 Nr. 1a UStG                     143.743,99           0,00
Tax free EU-Deliveries ss. 4, 1b UStG                  7.426,30         298,24
Income from Commissions 16 % UStG                     17.914,17       8.191,32
Discounts 16 % UStG                                    - 556,84           0,00
--------------------------------------------------------------------------------

                                                     277.148,69      62.349,70
================================================================================

2.    Valuation Increase in Work in Progess

--------------------------------------------------------------------------------
                                                    01.01.2001 -    05.30.2000 -
                                                     12.31.2001      12.31.2000
                                                        EUR             EUR
--------------------------------------------------------------------------------

                                                         738,18       1.102,50
================================================================================

3.    Other corporate Income

--------------------------------------------------------------------------------
                                                    01.01.2001 -    05.30.2000 -
                                                     12.31.2001      12.31.2000
                                                        EUR             EUR
--------------------------------------------------------------------------------

Investment Subsidies                                   1.328,31           0,00
Non-monetary Compensation                              1.793,94           0,00
Other Income                                              60,12           0,00
--------------------------------------------------------------------------------

                                                       3.182,37           0,00
================================================================================

4.    Cost of Goods Sold

--------------------------------------------------------------------------------
                                                    01.01.2001 -    05.30.2000 -
                                                     12.31.2001      12.31.2000
                                                        EUR             EUR
--------------------------------------------------------------------------------

Purchase of Materials, Wares and other Expenses      120.288,97      22.883,50
Changes in Inventory                                   1.534,53      -3.130,24
Received Discounts 16 % Input tax                       -395,03           0,00
--------------------------------------------------------------------------------

                                                     121.428,47      19.753,26
================================================================================

5.    Personel Expenses

--------------------------------------------------------------------------------
                                                    01.01.2001 -    05.30.2000 -
                                                     12.31.2001      12.31.2000
                                                        EUR             EUR
--------------------------------------------------------------------------------

Salaries                                              99.009,08      47.818,75
Social Contributions                                   8.249,25       3.686,44
--------------------------------------------------------------------------------

                                                     107.258,33      51.505,19
================================================================================

6.    Depreciation

--------------------------------------------------------------------------------
                                                    01.01.2001 -    05.30.2000 -
                                                     12.31.2001      12.31.2000
                                                        EUR             EUR
--------------------------------------------------------------------------------
For fixed immaterial investments and
  property investments                                 1.701,78         288,68
================================================================================

Detailed depreciation valuation of individual investments is visible in attachment III, Page 3.
Depreciation basis are included in our explanations of Property investments.

7.    Other Operating Expenses

--------------------------------------------------------------------------------
                                                    01.01.2001 -    05.30.2000 -
                                                     12.31.2001      12.31.2000
                                                        EUR             EUR
--------------------------------------------------------------------------------

Operating Expenses
Rent                                                  3.466,83        1.731,06
Insurance Contributions                                 127,83          629,77
Outside Services                                        229,49          429,39
Corporate Supplies                                       26,83           21,59
Misc. Operating Expenses                                 90,58           59,75
Commissions                                           1.912,22            0,00
Warranties                                            1.385,00            0,00
Reserves for Future Investments                       7.600,00            0,00
Auto Expense                                          5.900,78            0,00
Leasing of Furniture and Equipment                      971,46            0,00
--------------------------------------------------------------------------------

                                                     21.711,02        2.871,56
--------------------------------------------------------------------------------

Sales Expenses
Advertising and Travel                                4.608,08        2.219,62
Entertainment                                            35,37           57,69
Non-deductible entertainment expenses                    10,25           16,73
--------------------------------------------------------------------------------

                                                      4.653,70        2.294,04
--------------------------------------------------------------------------------

Administration Expense
Office Supplies, Newspapers, Telephone, Postage       1.880,58        1.136,16
Legal Expenses                                            0,00          384,39
Year-end close                                        1.903,54        2.204,52
Bookkeeping                                           2.534,71          452,53
Bank Fees                                               521,49           49,17
--------------------------------------------------------------------------------

                                                      6.840,32        4.226,77
--------------------------------------------------------------------------------

                                                     33.205,04        9.392,37
================================================================================

8.    Other Interest and Similar Income

--------------------------------------------------------------------------------
                                                    01.01.2001 -    05.30.2000 -
                                                     12.31.2001      12.31.2000
                                                        EUR             EUR
--------------------------------------------------------------------------------

                                                     1.229,56           0,00
================================================================================

9.    Other Taxes

--------------------------------------------------------------------------------
                                                    01.01.2001 -    05.30.2000 -
                                                     12.31.2001      12.31.2000
                                                        EUR             EUR
--------------------------------------------------------------------------------

Vehicle Tax                                            163,61           0,00
================================================================================

                                  Attachment 1

                                  BALANCE SHEET

                            as of December 31, 2001

                     (PRIOR YEARS FOR COMPARATIVE PURPOSES)

      ASSETS

-------------------------------------------------------------------------------------------------------
                                                           12.31.2001                  12.31.2000
                                                    ---------------------------------------------------
                                                       EUR           EUR           EUR           EUR
-------------------------------------------------------------------------------------------------------
A.    FIXED ASSETS

      I.   Investment Properties

           Other Investments, Furniture
           And Equipment                                           4.938,00                    3.277,00

B.    CURRENT ASSETS

      I.   Inventory

           1.   Work-in-Progress, Products                                       1.102,50
                Work-in-Progress, Services           1.840,68
           2.   Finished Goods                       1.595,71      3.436,39      3.130,24      4.232,74
                                                    ---------                    --------

      II.  Receivables and other Assets

           1.   Accounts Receivable                 16.660,16                    7.039,33

           2.   Other Assets                         2.450,39     19.110,55      2.809,74      9.849,07
                                                    ---------                    --------

      III. Cash-on-Hand and
           Bank Balances                                          44.362,30                   28.352,95

C.    DEFERRALS AND YEAR-END ADJUSTM.                              6.640,08                        0,00
                                                    ---------------------------------------------------
                                                                  78.487,32                   45.711,76
=======================================================================================================

                          IMPAC SYSTEMS GMBH, DRESDEN

                                  Attachment 1

                                 Balance Sheet

                            As of December 31, 2001

                      Prior Years for Comparative Purposes

      LIABILITIES

-------------------------------------------------------------------------------------------------------
                                                           12.31.2001                  12.31.2000
                                                   ----------------------------------------------------
                                                       EUR           EUR           EUR           EUR
-------------------------------------------------------------------------------------------------------
A.    CAPITAL

      I.   Subscribed Capital                       50.000,00                   50.000,00

      II.  Loss Carry-Forward                      -17.487,30                        0,00

      III. Current Year Profil (Loss)               18.541,57     51.054,27    -17.487,30     32.512,70
                                                   ----------                  ----------

B.    SPECIAL RESERVE                                              7.600,00                        0,00

C.    ACCRUED EXPENSES

      1.   Tax Accrual                               1.662,59                      929,81

      2.   Other Accruals                           12.854,44     14.517,03      6.247,87      7.177,68
                                                   ----------                  ----------

D.    LIABILITIESKEITEN

      1.   Accounts Payable                          1.171,52                    2.305,58

      2.   Other Liabilities                         4.144,50      5.316,02      3.715,80      6.021,38
                                                   ----------                  ----------
           - thereof taxes EUR 0,00
           - thereof liabilities with a run-time
             of up to one year EUR 4.144,50
                                                   ----------------------------------------------------

                                                                  78.487,32                   45.711,76
=======================================================================================================

                          IMPAC SYSTEMS GMBH, DRESDEN

                                  Attachment 2

                           PROFIT- AND LOSS STATEMENT

                                 FOR THE PERIOD

                   JANUARY 01, 2001 THROUGH DECEMBER 31, 2001
            (05.30.2000 through 12.31.2000 for comparative purposes)

-------------------------------------------------------------------------------------------------------
                                                             2001                       2000
                                                    ---------------------------------------------------
                                                       EUR          EUR            EUR          EUR
-------------------------------------------------------------------------------------------------------
1.    Sales                                                      277.148,69                   62.349,70

2.    Valuation increase in
        Work-in-Progress                                             738,18                    1.102,50

3.    Other Operating Income                                       3.182,37                        0,00

4.    Cost of Goods Sold - Materials                            -121.428,47                  -19.753,26

5.    Personel Expenses
      a)   Salaries and Wages                      -99.009,08                  -47.818,75
      b)   Social Contributions                     -8.249,25   -107.258,33     -3.686,44    -51.505,19
                                                   ----------                  ----------

6.    Depreciation on Fixed Assets                                -1.701,78                     -288,68

7.    Other Operating Expenses                                   -33.205,04                   -9.392,37

8.    Other Income of Similar
      Income                                                       1.229,56                        0,00
                                                                -----------                  ----------

9.    Earning before Taxes                                        18.705,18                  -17.487,30

10.   Other Taxes                                                   -163,61                        0,00
-------------------------------------------------------------------------------------------------------

11.   Current Year Income (Loss)                                  18.541,57                  -17.487,30
=======================================================================================================

                          IMPAC SYSTEMS GMBH, DRESDEN

                                  Attachment 3

          ATTACHMENTS FOR THE YEAR-END RESULTS DATED DECEMBER 31, 2001

1.    Miscellaneous Statements

The year-end close as of December 31, 2001 for the business-year January 01, 2001 through December 31, 2001 was prepared in accordance with commercial bookkeeping regulations and under consideration of the GmbH-laws.

The Profit-and Loss Statement was prepared according to the total-cost-method.

The corporation is a small corporation according to ss. 267 HGB.

2.    Balance Sheet and Valuation Basis

2.1.  Fixed Assets

Other Investments and Furniture and Equipments

The property investments were valued at cost of purchase less straight-line depreciation and under consideration of the useful life within the corporation.

Straight-line and digressive depreciation was calculated for the additions in other investments, furniture and equipment.

Useful life was established in accordance with depcreciation tables of the tax law.

2.2.  Receivables and other Assets

Receivable were valued at the nominal amount.

2.3.  Cash-on-hand and Bank Balances

Cash-on-Hand and Bank Balances were included in the balance sheet at actual values.

2.4.  Reserves and Accruals

Other accruals and Reserves were built for calculated risks and unceitain liabilities and are valued in an amount necessary according to reasonable judgement.

2.5.  Liabilites

Liabilities were established at the amount of repayment.

3.    Explanations for the Balance Sheet

3.    1. Tax accruals

Tax accruals are solely for the business year 2001 (sales tax, not due, Euro 1,662.59).

3.2.  Other Accruals

Consist of accruals for the following risks and liabilities:

      -  Expenses for year-end close (EUR 2.000,00)
      -  Personell Expenses (EUR 9.469,44)
      -  Warranties (EUR 1.385,00)

3.3.  Liabilities

The remaining run-time is visible in the following table:

-------------------------------------------------------------------------------------
                         Value      Run-time up to   Run-time up to  Run-time greater
Type of Liability      12.31.2001      One year        Five years     Than five years
                          EUR            EUR              EUR               EUR
-------------------------------------------------------------------------------------
Accounts Payable        1.171,52       1.171,52           0,00              0.00
-------------------------------------------------------------------------------------

Other Liabilities       4.144,50       4.144,50           0,00              0,00
-------------------------------------------------------------------------------------

                        5.316,02       5.316,02           0,00              0,00
=====================================================================================

4.    Other Information

      Employees

The number of employees developed during the business-year as follows:

--------------------------------------------------------------------------------
                                                                       Employees
--------------------------------------------------------------------------------
December 2000                                                              2
December 2001                                                              2
--------------------------------------------------------------------------------

Dresden, November 6, 2002


_____________________________
General Manager

                           IMPAC SYSTEMS GMBH, DRESDEN

                                 Attachment 3a

         FIXED ASSET SCHEDULE JANUARY 1, 2001 THROUGH DECEMBER 31, 2001

------------------------------------------------------------------------------------------

                                                COST OF PURCHASE AND MANUFACTURE

                                      ----------------------------------------------------

                                        VALUE        ADDITION      DISPOSAL       VALUE

                                      01.01.2001                                12.31.2001
                                         EUR           EUR           EUR           EUR
------------------------------------------------------------------------------------------
FIXED ASSETS

    Other Assets, Furniture and
    Equipment                         3.565,68       3.362,78        0,00       6.928,46

------------------------------------------------------------------------------------------

                                      3.565,68       3.362,78        0,00       6.928,46
==========================================================================================

------------------------------------------------------------------------------------------

                                                      CUMULATIVE DEPRECIATION

                                     -----------------------------------------------------

                                         VALUE       ADDITION      DISPOSAL       VALUE

                                       01.01.2001                               12.31.2001
                                          EUR          EUR          EUR            EUR
------------------------------------------------------------------------------------------
FIXED ASSETS

   Other Assets, Furniture and
   Equipment                            288,68       1.701,78       0,00         1.990,46

==========================================================================================

                                        288,68       1.701,78       0,00         1.990,46
==========================================================================================


-----------------------------------------------------------------------

                                                 BOOK VALUE

                                     ----------------------------------

                                           Value            VALUE

                                         12.31.2000      12.31.2001
                                            EUR              EUR
-----------------------------------------------------------------------
FIXED ASSETS

   Other Assets, Furniture and
   Equipment                             3.277,00          4.938,00

=======================================================================

                                         3.277,00          4.938,00
=======================================================================